04.06.2026 To our shareholders: On March 30, 2026, Anterix and NorthWestern Energy entered into a 900 MHz milestone sale agreement (the “Agreement”). This Agreement marks the first planned deployment of Anterix’s 10 MHz broadband configuration in the 900 MHz band and enables NorthWestern Energy to deploy a mission-critical private wireless broadband network that will enable real-time control of remote distribution powerlines and equipment, redundant, reliable connectivity to field devices, real-time monitoring and enhanced situational awareness of the utility’s energy systems in areas at high risk for wildfire and more efficient restoration of service when outages occur. Key components of the Agreement include: • Assignment of 6 MHz of broadband spectrum, 897.5 MHz – 900.5 MHz paired with 936.5 MHz – 939.5 MHz, covering several counties in Montana and South Dakota. • Assignment of 10 MHz of broadband spectrum, 935 MHz – 940 MHz paired with 896 MHz – 901 MHz, covering portions of Montana, South Dakota, and Wyoming, following FCC issuance of broadband licenses transferable from Anterix to NorthWestern Energy. • Anterix’s commitment to clear any existing incumbents from the 900 MHz broadband allocation in the NorthWestern Energy service territory, as well as a specific requirement for the parties to work together to secure these broadband licenses from the FCC for NorthWestern Energy. • Total contract price of $7.7 million, with an initial payment due upon signing and final payment to Anterix as the broadband licenses are granted by the FCC and the broadband spectrum is assigned to NorthWestern Energy between 2026 and 2033. • The Agreement is subject to customary contractual provisions regarding remedies, including refund of amounts paid by NorthWestern Energy for Anterix’s failure to deliver the 900 MHz license, and termination rights if a party fails to perform its contractual obligations. Forward-Looking Statement - Certain statements contained in this fact sheet, other than historical information, constitute forward-looking statements within the meaning of the federal securities laws. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements include, but are not limited to, statements regarding: (i) the timing of payments under the Anterix- NorthWestern Energy agreement,

04.06.2026 (ii) Anterix’s ability to clear any interference with incumbent users of the 900 MHz broadband spectrum allocation in NorthWestern Energy’s service area on a timely basis; (iii) Anterix's ability to qualify for and timely secure broadband licenses in NorthWestern Energy’s service area; and (iv) Anterix's ability to satisfy the other terms of its agreement with NorthWestern Energy. Any such forward-looking statements are based on the current expectations of Anterix's management and are subject to a number of risks and uncertainties that could cause Anterix's actual future results to differ materially from its management's current expectations or those implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (i) Anterix may not be successful in commercializing its spectrum assets to its targeted utility and critical infrastructure customers on a timely basis and on favorable terms; (ii) Anterix may be unable to secure broadband licenses from the FCC on a timely and cost-effective basis; (iii) Anterix has a limited operating history with its current business plan, which makes it difficult to evaluate its prospects and future financial results and its business activities, strategic approaches and plans may not be successful; and (iv) the value of Anterix's spectrum assets may fluctuate significantly based on supply and demand, as well as technical and regulatory changes. These and other risk factors that may affect Anterix's future results of operations are identified and described in more detail in Anterix's most recent filings on Forms 10-K and 10-Q and in other filings that it makes with the SEC from time to time. These documents are available on Anterix's website at www.anterix.com under the Investor Relations section and on the SEC's website at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.